SEMIANNUAL REPORT


November 30, 1995


INVESCO
EMERGING
GROWTH
FUND


A Smart Choice
For Maximum
Growth Potential


INVESCO FUNDS

Economic Overview                                                  December 1995
      A "soft landing" -- moderate inflation with moderate economic growth
-- may well be underway.
      Over the past 11 months, consumer prices have edged up just 2.53% (through 11/30/95). That's considerably below the figure most analysts had anticipated. Last winter, forecasts for the 1995 consumer inflation rate ran in the 4% to 5% range. Producer costs have increased at an even slower rate.
     However, even as they puzzle over a low-inflation trend, analysts are hailing the continued economic recovery. Growth in Gross Domestic Product (GDP) has remained positive at moderate levels considered more sustainable for a mature market such as the U.S.
      These figures appear to indicate the much ballyhooed "soft landing." An annualized GDP growth rate of 2.5% was the announced target when the Federal Reserve Board began raising short-term interest rates in February 1994. Growth then slowed to annualized rates of 2.7% and 1.1% in the first and second quarters of 1995, respectively.
      Feeling confident that wage and price increases are under control, the Fed directed two modest cuts in short-term interest rates this year. Meanwhile, inflation has remained subdued in its corner, running at about the same annualized rate as in 1993 and 1994. Despite an unexpectedly strong 4.2% jump in the GDP growth rate during the third quarter, the soft landing appears intact.
      Stock and bond investors have responded positively to these developments. Led by technology and financial stocks, the S&P 500 has moved up strongly this year, achieving a total return of 34.84% for the eleven months ended 11/30/95. The Lehman Government/Corporate Bond Index advanced 17.51% over the same period.1
      November 1995 saw the Dow break 5,000 for the first time.1 However, occasional drops have reminded us that this record-breaking pace probably cannot be sustained indefinitely. Nonetheless, barring any unanticipated surprises in corporate earnings, the trade deficit or the federal budget, we continue to expect moderate growth (albeit at a slower rate than we've seen this year) for many months into the future.

R. Dalton Sim, Chairman and President
INVESCO Trust Company

Emerging Growth Fund
Performance
      For the 12 months ended 11/30/95, INVESCO Emerging Growth Fund achieved a total return of 26.38% versus the S&P 500, which had a total return of 36.84%.2 The fund's performance was more consistent with its small-capitalization peer group as represented by the Russell 2000, with a total return of 28.51%.1 (Of course, past performance is not a guarantee of future results.)

                                Emerging Growth Fund
                          Average Annualized Total Return
                                  as of 11/30/952

                           1 year                       26.38%
                           -----------------------------------
                           Since inception (12/91)      17.67%
                           -----------------------------------

      The line graph represents the value of a $10,000 investment in INVESCO Emerging Growth Fund, plus reinvested dividends and capital gain distributions, from the fund's inception (12/91) through 11/30/95.
     The chart and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would have lowered their performance.2

Graph: This line graph compares the value of a $10,000 investment in INVESCO Emerging Growth Fund to the value of a $10,000 investment in the S&P 500 Index and the Russell 2000 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/91) through 11/30/95.

Strategic Summary
      Emerging Growth Fund is managed to capitalize on the significant growth opportunities unique to smaller companies, while attempting to keep volatility to a minimum. This combination of appreciation with reasonable risk is sought through a fundamental approach to stock picking that focuses on a company's revenue, strong return-on-equity, high margins, low debt, and -- perhaps most important -- attractive products and services which will allow the company to meet or beat expectations on earnings.
      Our philosophy has allowed the fund to perform relatively well, despite a recent trend of investors shifting to larger companies. This shift has reflected general concerns surrounding historic market highs and volatility in the technology sector. We believe these concerns to be well-founded, and have taken an aggressive approach to selecting companies which we feel will perform well over the long-term.
      Currently the fund's largest area of investment is technology. In our judgment, many stocks in this sector have become overvalued, particularly in those areas in which sales recently peaked and are beginning to slow down -- such as PCs and their components. We have therefore moved out of many of these segments, and have redirected our efforts toward associated technology areas including software and service providers. Demand for these companies' products tends to grow following strong hardware purchases such as those seen during the second quarter of 1995.

      We are also wary of some of the high valuations experienced by computer networking companies, yet believe in the long-term growth opportunity this sector offers. Therefore, we are again looking toward ancillary beneficiaries such as FORE Systems and Alantec, companies which produce the switching equipment necessary for networks to connect to the Internet in a fast and efficient way.
      Emerging Growth Fund's second largest portfolio allocation is in the health care industry. Relatively low market values, an improved regulatory environment, and increasing demand for health-related services have led to significant opportunities for the fund in this area.
      We have also been analyzing the potential for opportunities in biotechnology. When their areas of exploration are successful, small biotech companies can experience tremendous growth. Such was the case with Myriad
Genetics, (listed in the financial statements under "Medical Related") whose price soared after they isolated a gene associated with identifying an increased risk of breast cancer.

Graph:      Fund Diversification by Value

            This bar graph reflects the allocation of the Emerging Growth Fund's portfolio by value of net assets in Basic Materials, Capital Goods & Construction, Consumer Cyclical, Consumer Staples, Energy, Finance, Technology, Transportation & Services, Utilities, and Cash & Equivalents for the periods ending 11/94, 5/95, and 11/95.

      A strong performer has been HBO & Co, one of the larger-sized companies held by the fund. By developing computer information systems for health care providers, HBO & Co's value reflects the momentum of 1995's technology boom as well as growth in the health care sector.
      Even as both the technology and health care industries soar, selective investment in the recently lackluster retail market is beginning to present attractive, low-priced growth opportunities. Quality names with good concepts, such as Talbots Inc and Gymboree Corp, appear poised for improvement despite the current stagnant consumer spending environment.
      Another retail company with strong growth potential is Boston Chicken. This firm has strategically attacked traditionally slow times, such as Christmas and Thanksgiving, by offering pre-cooked holiday hams. In addition, their subsidiary, Einstein's Bagels Franchise, should provide access to a relatively untapped national market, resulting in even greater growth potential for the parent firm.

Looking Forward
      Emerging Growth Fund's goal is to remain fully invested, with emphasis on fundamentally sound, small-capitalization companies with the ability to respond quickly to market opportunities. We believe that this strategy provides a strong base for continued performance regardless of the projected general economic slowdown during 1996.

1 The Lehman Government/Corporate Bond Index is an unmanaged index illustrating the broad fixed-income market. The S&P 500 and Dow Jones Industrial Average are unmanaged indexes considered representative of the performance of the broad U.S. stock market. The Russell 2000 is an unmanaged index indicative of domestic smaller-capitalization stock prices.

2 Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

Fund Manager
      INVESCO Emerging Growth Fund is managed by INVESCO Vice President John Schroer. A Chartered Financial Analyst, Schroer received his BS and MBA from the University of Wisconsin-Madison. He began his investment career in 1990 and was an Assistant Vice President with Trust Company of the West prior to joining INVESCO in 1993. He also is co-manager of Strategic Health Sciences Portfolio.

INVESCO Emerging Opportunity Funds, Inc. ---
Emerging Growth Fund
Ten Largest Common Stock Holdings
November 30, 1995

Description                                                              Value
------------------------------------------------------------------------------
ALZA Corp                                                          $ 6,315,788
Macromedia Inc                                                       6,147,300
Boston Chicken                                                       6,128,625
Zions Bancorp                                                        5,428,500
Mercury General                                                      5,197,500
Aspect Telecommunications                                            5,032,000
HBO & Co                                                             4,929,015
Horizon/CMS Healthcare                                               4,237,527
Progress Software                                                    4,222,750
Omnicare Inc                                                         4,152,500

Composition of holdings is subject to change.

INVESCO Emerging Opportunity Funds, Inc. --
Emerging Growth Fund
Statement of Investment Securities
November 30, 1995
UNAUDITED

                                                   Shares or
                                                   Principal
Description                                           Amount             Value
------------------------------------------------------------------------------
COMMON STOCKS 85.57%
ADVERTISING 1.32%
HA-LO Industries*                                    131,000        $2,652,750
                                                                  ------------
AEROSPACE & DEFENSE 1.28%
Rohr Industries*                                     175,000         2,559,375
                                                                  ------------
BANKING 2.71%
Zions Bancorp                                         77,000         5,428,500
                                                                  ------------
BIOTECHNOLOGY 3.85%
Cephalon Inc*                                        120,000         3,330,000
PAREXEL International*                                45,000         1,012,500
UroMed Corp*                                         335,000         3,391,875
                                                                  ------------
                                                                     7,734,375
                                                                  ------------
CHEMICALS 1.88%
Agrium Inc                                            90,000         3,780,000
                                                                  ------------
COMMERCIAL SERVICES 0.49%
APAC TeleServices*                                    31,200           986,700
                                                                  ------------
COMPUTER SERVICES 1.32%
Broadway & Seymour*                                  141,000         2,643,750
                                                                  ------------
COMPUTER SOFTWARE 17.53%
CBT Group PLC Sponsored ADR*                          70,000         3,780,000
Clarify Inc*                                          67,500         1,864,687
Cognos Inc*                                           67,000         2,654,875
Expert Software*                                      12,500           210,937
Gandalf Technologies*                                 76,100         1,293,700
Macromedia Inc*                                      132,200         6,147,300
Medic Computer Systems*                               40,000         2,560,000
Meta Software*                                        93,400         1,587,800
Objective Systems Integrators*                        11,000           209,000
Premenos Technology*                                  16,100           684,250
Progress Software*                                   133,000         4,222,750
Pyxis Corp*                                          135,000         2,025,000
Saville Systems PLC Sponsored ADR*                    60,900           898,275
Shiva Corp*                                           50,000         3,700,000
Summit Medical Systems*                              149,900         3,335,275
                                                                  ------------
                                                                    35,173,849
                                                                  ------------

COMPUTER SYSTEMS 10.84%
Alantec Corp*                                         52,000         2,119,000
Bay Networks*                                         91,500         4,117,500
HBO & Co                                              65,940         4,929,015
Madge Networks NV*                                    62,390         2,811,449
Radisys Corp*                                        125,000         1,562,500
Sync Research*                                        42,000         2,131,500
VeriFone Inc*                                        140,000         4,095,000
                                                                  ------------
                                                                    21,765,964
                                                                  ------------
ELECTRICAL EQUIPMENT 1.07%
FORE Systems*                                         37,000         2,155,250
                                                                  ------------
FINANCE RELATED 1.07%
PMT Services*                                         76,000         2,137,500
                                                                  ------------
HEALTH CARE RELATED 7.86%
Community Health Systems*                             85,000         2,911,250
Horizon/CMS Healthcare*                              195,955         4,237,527
Lincare Holdings*                                    100,000         2,675,000
Physician Reliance Network*                          110,000         3,905,000
Schein (Henry) Inc*                                   81,300         2,052,825
                                                                  ------------
                                                                    15,781,602
                                                                  ------------
INSURANCE 3.63%
Mercury General                                      110,000         5,197,500
Orion Capital                                         50,000         2,087,500
                                                                  ------------
                                                                     7,285,000
                                                                  ------------
MEDICAL RELATED 5.97%
EP Technologies*                                     125,000         1,593,750
InStent Inc*                                          75,000         1,181,250
Myriad Genetics*                                      30,000           945,000
Omnicare Inc                                         110,000         4,152,500
Quintiles Transnational*                              75,000         3,037,500
ResMed Inc*                                           75,000         1,068,750
                                                                  ------------
                                                                    11,978,750
                                                                  ------------
MEDICAL RELATED - DRUGS 5.37%
ALZA Corp*                                           276,100         6,315,788
Biovail International*                                67,047         3,519,968
Elan Corp PLC ADR*                                    19,700           945,600
                                                                  ------------
                                                                    10,781,356
                                                                  ------------
RECREATION PRODUCTS 1.43%
Scientific Games Holdings*                            85,600         2,878,300
                                                                  ------------

RETAIL 4.49%
Boston Chicken*                                      177,000         6,128,625
Gymboree Corp*                                        60,000         1,417,500
Talbots Inc                                           50,000         1,456,250
                                                                  ------------
                                                                     9,002,375
                                                                  ------------
SEMICONDUCTOR EQUIPMENT 0.73%
Burr-Brown Corp*                                      51,000         1,466,250
                                                                  ------------
TELECOMMUNICATIONS 10.38%
Arch Communications Group*                            84,210         2,115,776
Aspect Telecommunications*                           148,000         5,032,000
Metrocall Inc*                                        91,000         2,195,375
Mobilemedia Corp*                                     95,000         2,458,125
Premisys Communications*                              32,000         3,080,000
ProNet Inc*                                           80,000         2,460,000
Westell Technologies Class A*                         16,600           215,800
WorldCom Inc*                                        100,751         3,274,408
                                                                  ------------
                                                                    20,831,484
                                                                  ------------
TOBACCO 1.75%
Culbro Corp*                                          70,000         3,517,500
                                                                  ------------
WHOLESALE 0.60%
Brightpoint Inc*                                      67,000         1,206,000
                                                                  ------------
TOTAL COMMON STOCKS
   (Cost $145,448,138)                                             171,746,630
                                                                  ------------
SHORT-TERM INVESTMENTS -
   REPURCHASE AGREEMENTS 14.43%
Repurchase  Agreement  with State  Street
   Bank & Trust Co dated  11/30/1995  due
   12/1/1995  at  5.650%,  repurchased  at
   $28,964,545  (Collateralized  by  US
   Treasury Notes due 8/15/1999 at 8.000%,
   value $29,506,839)(Cost $28,960,000)           28,960,000        28,960,000
                                                                  ------------
TOTAL  INVESTMENT  SECURITIES AT VALUE  100.00%
   (Cost  $174,408,138)  (Cost for
   Income Tax Purposes $174,432,540)                              $200,706,630
                                                                  ============

*  Security is non-income producing.

See Notes to Financial Statements

INVESCO Emerging Opportunity Funds, Inc.--
Emerging Growth Fund
Statement of Assets and Liabilities
November 30, 1995
UNAUDITED

ASSETS
Investment Securities at Value~
   (Cost $174,408,138)~                                           $200,706,630
Cash                                                                    12,829
Receivables:
   Investment Securities Sold                                        1,451,378
   Fund Shares Sold                                                  3,636,426
   Dividends and Interest                                               10,846
Organization Costs (Note 1)                                              6,965
Prepaid Expenses and Other Assets                                       49,587
                                                                --------------
TOTAL ASSETS                                                       205,874,661
                                                                --------------
LIABILITIES
Payables:
   Investment Securities Purchased                                  10,185,852
   Fund Shares Repurchased                                           1,001,551
Accrued Distribution Expenses                                           35,707
Accrued Expenses and Other Payables                                     18,985
                                                                --------------
TOTAL LIABILITIES                                                   11,242,095
                                                                --------------
Net Assets at Value                                               $194,632,566
                                                                ==============
NET ASSETS
Paid-in Capital*                                                  $169,015,757
Accumulated Undistributed Net Investment Loss                        (633,373)
Accumulated Undistributed Net Realized Loss
   on Investment Securities                                           (48,310)
Net Appreciation of Investment Securities                           26,298,492
                                                                --------------
Net Assets at Value
                                                                  $194,632,566
                                                                ==============
Net Asset Value, Offering and Redemption
   Price per Share                                                      $11.25
                                                                       =======

~ Investment securities at cost and value at November 30, 1995 include a repurchase agreement of $28,960,000.

* The Fund has 600 million authorized shares of common stock, par value of $0.01 per share, of which 17,295,650 were outstanding at November 30, 1995.

See Notes to Financial Statements

INVESCO Emerging Opportunity Funds, Inc.--
Emerging Growth Fund
Statement of Operations
Six Months Ended November 30, 1995
UNAUDITED

INVESTMENT INCOME
INCOME
Dividends                                                             $263,277
Interest                                                               446,286
                                                                --------------
   TOTAL INCOME                                                        709,563
                                                                --------------
EXPENSES
Investment Advisory Fees                                               679,234
Distribution Expenses                                                  226,411
Transfer Agent Fees                                                    312,627
Administrative Fees                                                     18,585
Custodian Fees and Expenses                                             27,096
Directors' Fees and Expenses                                             8,837
Organization Expenses                                                    3,214
Professional Fees and Expenses                                          14,514
Registration Fees and Expenses                                          37,492
Reports to Shareholders                                                 45,920
Other Expenses                                                           4,756
                                                                --------------
   TOTAL EXPENSES                                                    1,378,686
   Fees and Expenses Absorbed by Investment Adviser                    (6,100)
   Fees and Expenses Paid Indirectly                                  (14,118)
                                                                --------------
     NET EXPENSES                                                    1,358,468
                                                                --------------
NET INVESTMENT LOSS                                                  (648,905)
                                                                --------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain on Investment Securities                           4,289,062
Change in Net Appreciation of Investment Securities                 26,933,536
                                                                --------------
NET GAIN ON INVESTMENT SECURITIES                                   31,222,598
                                                                --------------
Net Increase in Net Assets from Operations                         $30,573,693
                                                                ==============

See Notes to Financial Statements

INVESCO Emerging Opportunity Funds, Inc.--
Emerging Growth Fund
Statement of Changes in Net Assets

                                                  Six Months              Year
                                                       Ended             Ended
                                                 November 30            May 31
                                                ------------      ------------
                                                        1995              1995
                                                   UNAUDITED
OPERATIONS
Net Investment Income (Loss)                      $(648,905)          $750,967
Net Realized Gain (Loss) on
   Investment Securities                           4,289,062       (4,319,462)
Change in Net Appreciation
   of Investment Securities                       26,933,536        10,422,490
                                                ------------      ------------
NET INCREASE IN NET
   ASSETS FROM OPERATIONS                         30,573,693         6,853,995
                                                ------------      ------------
DISTRIBUTIONS TO
   SHAREHOLDERS
Net Investment Income                                      0         (735,435)
Net Realized Gain on
   Investment Securities                                   0      (37,702,557)
                                                ------------      ------------
TOTAL DISTRIBUTIONS                                        0      (38,437,992)
                                                ------------      ------------
FUND SHARE
   TRANSACTIONS
Proceeds from Sales of Shares                    197,323,164       243,179,612
Reinvestment of Distributions                              0        37,994,518
                                                ------------      ------------
                                                 197,323,164       281,174,130
Amounts Paid for Repurchases
   of Shares                                   (186,991,608)     (272,372,582)
                                                ------------      ------------
NET INCREASE IN NET
   ASSETS FROM FUND SHARE
   TRANSACTIONS                                   10,331,556         8,801,548
                                                ------------      ------------
Total Increase (Decrease) in
   Net Assets                                     40,905,249      (22,782,449)
NET ASSETS
Beginning of Period                              153,727,317       176,509,766
                                                ------------      ------------
End of Period (Including
   Accumulated Undistributed
   Net Investment Income (Loss)
   of ($633,373) and
   $15,532, respectively)                       $194,632,566      $153,727,317
                                                ============      ============

FUND SHARE TRANSACTIONS
Shares Sold                                       18,382,623        22,648,812
Shares Issued from Reinvestment
   of Distributions                                        0         4,141,671
                                                ------------      ------------
                                                  18,382,623        26,790,483
Shares Repurchased                              (17,488,867)      (25,866,344)
                                                ------------      ------------
Net Increase in Fund Shares                          893,756           924,139
                                                ============      ============

See Notes to Financial Statements

INVESCO Emerging Opportunity Funds, Inc.
Emerging Growth Fund
Notes to Financial Statements
UNAUDITED
     NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Emerging Opportunity Funds, Inc., a Maryland Corporation, consists of the Emerging Growth Fund. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATION - Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sale price in the market where such securities are primarily traded.
          If last sale prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors. If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors.
          Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
B. REPURCHASE AGREEMENTS - Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest.
C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount and original issue discount, is recorded on the accrual basis. Cost is determined on the specific identification basis.
D. FEDERAL AND STATE TAXES - The Fund has complied and continues to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At May 31, 1995, the Fund had $1,667,321 in net capital loss carryovers which expire in the year 2003.
          The  Fund   incurred  and  elected  to  defer   post-October   31  net
     capital losses of $2,491,516 to the period ended May 31,1996. To the extent future capital gains are offset by capital loss carryovers and deferred post-October 31 losses, such gains will not be distributed to shareholders.
          Dividends paid by the Fund   from   net    investment    income    and
     distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for nontaxable dividends, net operating losses and expiring capital loss carryforwards.
F. ORGANIZATION COSTS - Organization costs advanced by INVESCO Funds Group, Inc. ("IFG") are amortized and are payable on a straight-line basis over a sixty-month period from the date the Fund commenced operations.  IFG  has agreed  that if  it  redeems  any  of  its  initially acquired shares of the Fund during the five years from the date the Fund commenced operations, the proceeds payable to it in respect of such shares will be reduced by a pro rata share of the Fund's unamortized organization costs.
G. EXPENSES - Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.
NOTE 2 - INVESTMENT ADVISORY AND OTHER AGREEMENTS. IFG serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 0.75% on the first $350 million of average net assets; reduced to 0.65% on the next $350 million of average net assets; and 0.55% on average net assets in excess of $700 million.
     In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of the Fund are made by ITC. Fees for such sub-advisory services are paid by IFG.
     In accordance with an Administrative Agreement, the Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
     IFG receives a transfer agent fee at an annual rate of $14.00 per shareholder account, or per participant in an omnibus account. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.
     A plan of  distribution  pursuant  to Rule  12b-1 of the Act  provides  for reimbursement of marketing and advertising expenditures to IFG (the "Distributor") to a maximum of 0.25% of average annual net assets. Amounts accrued by the Fund are available to reimburse the Distributor for actual expenditures incurred within a rolling twelve-month period. For six months ended November 30, 1995, the Fund paid the Distributor $225,145 for reimbursement of expenses incurred.
     IFG has voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by the Fund.

NOTE 3 - PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended November 30, 1995, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $253,939,113 and $266,601,274, respectively.
     There were no purchases or sales of U.S. Government securities.
NOTE 4 - APPRECIATION AND DEPRECIATION. At November 30, 1995, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $28,694,438, and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $2,420,348, resulting in net appreciation of $26,274,090.
NOTE 5 - TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or ITC.
     The Fund has adopted an unfunded noncontributory defined benefit pension plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 25% of the retainer fee at the time of retirement. Pension expenses for the six months ended November 30, 1995, included in Directors' Fees and Expenses in the Statement of Operations were $1,264. Unfunded accrued pension costs of $6,097 and pension liability of $11,447 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

INVESCO Emerging Opportunity Funds, Inc.--
Emerging Growth Fund
Financial Highlights
(For a Fund Share Outstanding throughout Each Period)

                                      Six Months                                                      Period
                                           Ended                                                       Ended
                                     November 30               Year Ended May 31                      May 31
                                     -----------    -----------------------------------------   ------------
                                            1995           1995           1994           1993          1992^
                                       UNAUDITED
PER SHARE DATA
Net Asset Value -
   Beginning of Period                     $9.37         $11.40          $9.89          $7.55          $7.50
                                     -----------    -----------------------------------------   ------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)              (0.04)           0.04         (0.01)         (0.04)         (0.02)
Net Gains on Securities
   (Both Realized and Unrealized)           1.92           0.46           1.53           2.38           0.07
                                     -----------    -----------------------------------------   ------------
Total from Investment
   Operations                               1.88           0.50           1.52           2.34           0.05
                                     -----------    -----------------------------------------   ------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income                        0.00           0.04           0.00           0.00           0.00
Distributions from Capital Gains            0.00           2.49           0.01           0.00           0.00
                                     -----------    -----------------------------------------   ------------
Total Distributions                         0.00           2.53           0.01           0.00           0.00
                                     -----------    -----------------------------------------   ------------
Net Asset Value - End of Period           $11.25          $9.37         $11.40          $9.89          $7.55
                                     ===========    =========================================   ============

TOTAL RETURN                            20.06% *          4.98%         15.34%         30.95%         0.68%*

RATIOS
Net Assets - End of Period
   ($000 Omitted)                       $194,633       $153,727       $176,510       $103,029      $25,579
Ratio of Expenses to
   Average Net Assets#                   0.76%*@          1.49%          1.37%          1.54%         1.93%~
Ratio of Net Investment Income (Loss)
   to Average Net Assets#               (0.36%)*          0.41%        (0.26%)        (0.70%)       (0.95%)~
Portfolio Turnover Rate                    151%*           228%           196%           153%           50%*

^ From December 27, 1991, commencement of operations, to May 31, 1992.

* These amounts are based on operations for the period shown and, accordingly, are not representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended November 30, 1995 and for the year ended May 31, 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.76% (not annualized) and 1.52%, respectively, and ratio of net investment income to average net assets would have been (0.36%) (not annualized) and 0.38%, respectively.

@ Ratio reflects total expenses, less absorbed expenses by the investment advisor, prior to any expense offset.

~  Annualized

                                        FAMILY OF FUNDS

                                                                       Newspaper
Fund Name                         Fund Code       Ticker Symbol     Abbreviation
--------------------------------------------------------------------------------
International
Latin American Growth                 34               IVSLX           LatinAmGr
European Small Company                37               IVECX           EuroSmCo
European                              56               FEURX             Europ
Pacific Basin                         54               FPBSX             PcBas
International Growth                  49               FSIGX            IntlGr
--------------------------------------------------------------------------------
Sector
Energy                                50               FSTEX             Enrgy
Environmental Services                59               FSEVX            Envirn
Financial Services                    57               FSFSX            FinSvc
Gold                                  51               FGLDX             Gold
Health Sciences                       52               FHLSX            HlthSc
Leisure                               53               FLISX            Leisur
Technology                            55               FTCHX             Tech
Worldwide Capital Goods               38               ISWGX            WldCap
Worldwide Communications              39               ISWCX            WldCom
--------------------------------------------------------------------------------
Growth, Value
Emerging Growth                       60               FIEGX            Emgrth
Value Equity                          46               FSEQX             ValEq
Small Company                         74               IDSCX            DivSmCo
Dynamics                              20               FIDYX             Dynm
Growth                                10               FLRFX             Grwth
--------------------------------------------------------------------------------
Equity-Income
Industrial Income                     15               FIIIX            IndInc
Utilities                             58               FSTUX             Util
--------------------------------------------------------------------------------
Balanced/Multiple-Asset
Multi-Asset Allocation                70               IMAAX           MulAstAl
Balanced                              71               IMABX              Bal
Total Return                          48               FSFLX            TotRtn
--------------------------------------------------------------------------------
Bond
High Yield                            31               FHYPX             HiYld
Select Income                         30               FBDSX            SelInc
U.S. Government Securities            32               FBDGX             USGvt
Intermediate Government Bond          47               FIGBX            IntGov
Short-Term Bond                       33               INIBX            ShTrBd
--------------------------------------------------------------------------------
Tax-Exempt
Tax-Free Long-Term Bond               35               FTIFX             TxFre
Tax-Free Intermediate Bond            36                 *                 *
--------------------------------------------------------------------------------
Money Market
Tax-Free Money Fund                   40               FFRXX              N/A
Cash Reserves                         25               FDSXX              N/A
U.S. Government Money Fund            44               FUGXX              N/A

* This fund does not meet size requirements to be assigned a ticker symbol in newspaper listings.

For more information about any of the INVESCO Funds, including management fees and expenses, please call us at 1-800-525-8085 for a prospectus. Read it carefully before you invest or send money.

INVESCO FUNDS

To receive general information and prospectuses on any of INVESCO's funds or retirement plans, or to obtain current account or price information, call toll-free:
1-800-525-8085

To reach PAL(r), your 24-hour Personal
Account Line call:  1-800-424-8085

Or write to:
INVESCO Funds Group, Inc.,(sm) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

If you're in Denver, pleas visit one of our convenient Investor Centers:
Cherry Creek, 155-B Fillmore Street;
Denver Tech Center,
7800 East Union Avenue, Lobby Level

This information must be preceded or
accompanied by an effective prospectus.